Exhibit 99.1 INVESTOR CALL PRESENTATION JUNE 1, 2021Exhibit 99.1 INVESTOR CALL PRESENTATION JUNE 1, 2021

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, future capital ratios, the impact of the AmeriHome acquisition, and the impact of the COVID-19 pandemic and related economic conditions. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, in each case as filed with the Securities and Exchange Commission; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the distribution and effectiveness of COVID-19 vaccines, or other unusual and infrequently occurring events; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; our ability to successfully integrate and operate AmeriHome; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; our ability to successfully implement strategies to improve our capital ratios; legislative or regulatory changes including in response to the COVID-19 pandemic such as the Coronavirus Aid, Relief and Economic Security Act of 2020 and the rules and regulations that may be promulgated thereunder; or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, future capital ratios, the impact of the AmeriHome acquisition, and the impact of the COVID-19 pandemic and related economic conditions. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, in each case as filed with the Securities and Exchange Commission; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the distribution and effectiveness of COVID-19 vaccines, or other unusual and infrequently occurring events; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; our ability to successfully integrate and operate AmeriHome; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; our ability to successfully implement strategies to improve our capital ratios; legislative or regulatory changes including in response to the COVID-19 pandemic such as the Coronavirus Aid, Relief and Economic Security Act of 2020 and the rules and regulations that may be promulgated thereunder; or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

Investment Highlights Seasoned Leadership Team Diversified Business Model – Sustainable Across Market Cycles Diverse, High Quality Loan Portfolio Conservative Credit Culture – Superior Asset Quality Stable, Low-Cost Deposit Franchise Well Capitalized with Excess Liquidity 3Investment Highlights Seasoned Leadership Team Diversified Business Model – Sustainable Across Market Cycles Diverse, High Quality Loan Portfolio Conservative Credit Culture – Superior Asset Quality Stable, Low-Cost Deposit Franchise Well Capitalized with Excess Liquidity 3

Management & Leadership Overview

Kenneth A. Vecchione



President & Chief Executive Officer

13 total years at WAL
35+ years experience, including senior positions in financial services

- Appointed CEO in April 2018
- Has served on Western Alliance Board of Directors since 2007 and was WAL's COO from 2010 – 2013
- Previously, served in senior leadership positions at MBNA Corp., Apollo Global Management, and Citi Card Services

Dale M. Gibbons



Vice Chairman, Chief Financial Officer

17 years at WAL
30+ years in commercial banking

- Ranked #1 Best CFO overall, among Mid-cap and Small-cap banks, by Institutional Investor magazine (2017 & 2018)
- CFO and Secretary of the Board at Zions Bancorporation (1996 – 2001)

Tim R. Bruckner



Chief Credit Officer

4 years at WAL
15+ years in senior credit administration

- Previously, served as Managing Director of Arizona Commercial Banking at BMO Harris Bank and as a Senior Vice President in a variety of divisions including Manager of the Special Assets Division, President of M&I Business Credit and President of M&I Equipment Finance

Timothy W. Boothe



Chief Operating Officer

5 years at WAL
20+ years in commercial banking

- Previously, served as President of Bridge Bank, a division of Western Alliance Bank, from July 2015 through October 2019
- Also served as Chief Operating Officer of Bridge Bank from 2006 until its acquisition by WAL in July 2015

Western Alliance Bancorporation®
4

Western Alliance Bancorporation Overview

Summary

National Commercial Bank Strategy

A national banking platform of specialized financial services paired with attractive regional markets provides complementary, diversified revenue streams and high operating leverage to produce superior financial returns

Serving a wide range of commercial and consumer related clients nationwide, from corporate and small business to public and non-profit borrowers

Diversified business model provides flexibility to adapt business and capital allocation in response to changing environment to sustain results across market cycles

S&P GLOBAL MI

#1 Best-Performing of the 50 Largest Public U.S. Banks, 2020

FORBES

Top 15 "Best Banks in America" list 2016 - 2021

Institutional Investor

One of the "Most Honored Companies in America," 2021

NYSE WAL	Headquarters Phoenix, AZ
IPO 2005	Market Cap[1] $10.3bn
Branches 38	Employees 1,900+
Total Assets $43.4B	TCE/TA 7.9%
NPAs/Assets[2] 0.27%	Tier 1 Leverage 8.8%
LTM NCOs/ Avg. Loans 0.07%	Total RBC 12.6%

Note: Financial data as of March 31, 2021
1) Market data as of May 28, 2021
2) Nonperforming assets includes nonaccrual loans and repossessed assets

Western Alliance Bancorporation®
5

Historical Financial Trends (10 years)

Total Assets



$6.8
$7.6
$9.3
$10.6
$14.3
$17.2
$20.3
$23.1
$26.8
$36.5
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Net Income ($ million)



$31
$73
$115
$148
$194
$260
$325
$436
$499
$507
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Deposits



$5.7
$6.5
$7.8
$8.9
$12.0
$14.5
$17.0
$19.2
$22.8
$31.9
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Total Risk Based Capital Ratio



12.6%
12.6%
12.4%
11.7%
12.2%
13.2%
13.3%
13.2%
12.8%
12.5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Dollars in billions, unless otherwise indicated

Highlights

- Consistently profitable organic growth
  - Organic growth comes with less operational and execution risk
- Targeted opportunistic M&A
  - Tuck-in acquisitions where appropriate to supplement income diversity and reduce risk
  - 2 whole bank acquisitions and 3 business line acquisitions in past 10 years
- Prudent capital management
  - Efficient capital stack helps produce industry leading returns[1]
- Cultural focus on credit
- Consistent industry leading returns, efficiency ratio, net interest margin, and core non-interest-bearing deposits[1]

1) Peers consist of major exchange traded banks with total assets between $15B and $150B as of December 31, 2020, excluding target banks of pending acquisitions; S&P Global Market Intelligence

Western Alliance Bancorporation®
6

Net Interest Drivers



Total Investments and Yield
Spot Rate 2.47%
2.98%
3.02%
2.79%
2.61%
2.37%
$4.4
$4.2
$4.7
$5.5
$7.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21



Loans and Yield
Spot Rate 4.46%
5.27%
4.82%
4.47%
4.67%
4.59%
$23.2
$25.0
$26.0
$27.1
$28.7
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21



Interest Bearing Deposits and Cost
Spot Rate 0.21%
0.90%
0.40%
0.31%
0.25%
0.22%
$14.9
$15.3
$15.8
$18.5
$20.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21



Deposits, Borrowings & Cost of Liability Funding
Spot Rate 0.20%
0.64%
0.30%
0.28%
0.22%
0.19%
$9.9
$12.2
$13.0
$13.4
$17.5
$14.9
$15.3
$15.8
$18.5
$20.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q1 2021 Highlights

- Loan yields declined 8bps following mix shift into residential loans and general reduction in loan yields, partially offset by increased PPP yields
  - Yield on PPP loans of 4.19% (3.67% in Q4)
  - QTD average balances for loans ($26.7bn) and investments ($6.5bn) lower than quarter-end levels
- Cost of interest-bearing deposits decreased 3bps due to repricing efforts in a lower rate environment, driving total cost of funds down 3bps to 0.19%
  - CD rates continue to decline with a 19bps decrease for the quarter
  - Spot rate for cost of interest-bearing deposits of 21bps (11bps, including non-interest DDA) mainly driven by the roll-off of higher cost CDs

Western Alliance Bancorporation®
7

Profitability Highlights[1]



PPNR[1], Net Income & ROA
2.24%
2.69%
2.22%
2.37%
2.03%
2.22%
1.93%
1.22%
1.22%
1.66%
$153.6
$204.9
$181.2
$206.4
$202.0
$83.9
$93.3
$135.8
$193.6
$192.5
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
PPNR
Net Income
PPNR ROA
ROA



Net Interest Income and NIM
$269.0
$298.4
$284.7
$314.8
$317.3
4.22%
4.22%
4.19%
4.12%
3.79%
3.71%
3.84%
3.80%
3.37%
3.29%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Net Interest Income
NIM
NIM ex. PPP



Non-Interest Expenses and Efficiency Ratio
42.9%
35.1%
39.7%
38.2%
39.1%
$120.5
$114.8
$124.1
$132.2
$135.0
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Non-Interest Expenses
Efficiency Ratio

Dollars in millions

Q1 2021 Highlights

- Top decile NIM, efficiency ratio, and ROAA among peers on an LTM basis [2]
- PPNR decreased $4.4 million from the prior quarter, but increased $48.4 million or 31.5% from the same period last year
- NIM decline mainly driven by excess liquidity and mix of interest earning assets
- Higher efficiency ratio[1] was driven by the modest decline in non-interest income, a marginal increase in expenses, mainly attributable to deposit costs, which were partially offset by higher net interest income
- Low efficiency ratio leaves room for investment in risk management and technology

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Peers consist of major exchange traded banks with total assets between $15B and $150B as of December 31, 2020, excluding target banks of pending acquisitions; S&P Global Market Intelligence

8

Five Quarter Loan Growth and Composition



$5.5 Billion Year-Over-Year Growth
Total Loans
$23.1
$25.0
$26.0
$27.1
$28.7
Qtr. Change
+$2.0
+$1.9
+$1.0
+$1.0
+$1.7
Commercial & Industrial
CRE, Owner Occupied
CRE, Non-Owner Occupied
Construction & Land
Residential & Consumer
Q1-20: $11.2 48.5%, $2.3 9.9%, $5.3 22.8%, $2.1 8.9%, $2.3 9.9%
Q2-20: $12.8, $2.3, $5.3, $2.2, $2.5
Q3-20: $13.7, $2.2, $5.4, $2.3, $2.4
Q4-20: $14.3, $2.2, $5.7, $2.4, $2.5
Q1-21[1]: $15.1 52.5%, $2.0 7.2%, $5.7 19.8%, $2.8 9.6%, $3.1 10.9%

Dollars in billions, unless otherwise indicated

Highlights

- Diverse mix of regionally-focused commercial banking divisions & nationally-oriented specialized businesses
- Deep segment expertise fuels specialized banking services for attractive niche markets across the country
- National banking platform of specialized financial services support industry and nationwide geographic diversification with centralized, sophisticated management
- Segment-focused model leads to superior client value, strong returns and effective company risk management

1) Includes Round 1 and Round 2 PPP loans of $1.5 billion as of March 31, 2021.
During Q1-21:
- PPP1 payoffs of $479 million and
- PPP2 originations of $560 million

Western Alliance Bancorporation®

9

Loan Composition by Classification & Borrower Type

Classification



Residential & Consumer 10.9%
Construction & Land 9.6%
CRE, Non-Owner Occupied 19.8%
CRE, Owner Occupied 7.2%
C&I 52.5%

Loan Distribution by Property Location



California 39.5%
Arizona 12.3%
Nevada 9.5%
New York 4.6%
Florida 3.8%
Texas 3.7%
Pennsylvania 2.3%
Washington 1.9%
Other 22.3%

Borrower Type



C&D 9.6%
Other 0.5%
Warehouse Lending 17.1%
Residential 10.6%
Municipal & Nonprofit 5.8%
Hotel Franchise Finance 7.1%
Tech & Innovation 8.8%
CRE, Non-Owner Occupied 12.6%
CRE, Owner Occupied 6.3%
Other C&I 21.5%

Highlights

- Loan portfolio has maintained low losses throughout pandemic
  - Trailing four quarters net charge-offs were $19.0 million, or 7 bps
- Over 40% of portfolio in essentially no-to-low-loss categories; Mortgage Warehouse, 1-4 Family Residential, Capital Call lending, Public Finance, Resort Finance and HOA
- 71% of CRE & CLD are in branch footprint
- 16.3% of loans are to borrowers in industries that are generally considered to be the most impacted by the COVID-19 pandemic. No deferrals in these categories
  - 7.9% Hotel
  - 4.0% Investor Dependent
  - 2.4% Retail
  - 2.0% Gaming
- A majority of the Company's assets are floating rate loans, subject to caps or floors

Western Alliance Bancorporation®
10

Highlights Net Interest Income and NIM Selected Portfolios Hotel Franchise Finance ($2.3bn) • No losses were recognized within hotel Statistics • Strong and sophisticated sponsor backing provides ongoing support franchise finance since the beginning of the • Financial flexibility is maximized through deep industry expertise, strong • Loan ACL / Loans: 2.26% pandemic operating partners, and conservative underwriting structure • All hotel loans are paying as agreed • 85% of the portfolio is with the top three Franchisors: Marriott, Hilton & • Classified / Loans: 3.69% IHG (only 1 Flag represents more than 10% of Portfolio) • 52% of Portfolio located in Top 25 MSAs (68.2% in Top 50 MSAs) Tech & Innovation: Investor Dependent ($1.1bn) Statistics • Significant sponsor support continues • Primarily focused on established growth companies with successful products and strong investor support, which provides greater flexibility • Tech & Innovation in total accounted for • Loan ACL / Loans: 1.89% • Bridge Bank (acquired in Jun-15) has a long-standing, successful track-record approximately $760 million of deposit growth in in national technology lending dated back to 2001 • Classified / Loans: 2.83% Q1 2021 • Holistic banking relationship (TM, WC / AR lines, etc.) provides line-of-sight • Since 2007, total warrant income >2x into business operations, performance against plan, and financial health cumulative NCOs CRE: Retail ($698mm) Statistics • Primarily focus on local services with limited merchandise strip retail exposure • Throughout 2020, WAL’s portfolio modestly • Loan ACL / Loans: 1.16% • National averages of rent collections for CRE Retail shopping center exceeded the national averages on rent tenants have increased from ~50% in May 2020 to ~90% in March 2021 collections • Classified / Loans: 1.24% • No destination mall exposure 11Highlights Net Interest Income and NIM Selected Portfolios Hotel Franchise Finance ($2.3bn) • No losses were recognized within hotel Statistics • Strong and sophisticated sponsor backing provides ongoing support franchise finance since the beginning of the • Financial flexibility is maximized through deep industry expertise, strong • Loan ACL / Loans: 2.26% pandemic operating partners, and conservative underwriting structure • All hotel loans are paying as agreed • 85% of the portfolio is with the top three Franchisors: Marriott, Hilton & • Classified / Loans: 3.69% IHG (only 1 Flag represents more than 10% of Portfolio) • 52% of Portfolio located in Top 25 MSAs (68.2% in Top 50 MSAs) Tech & Innovation: Investor Dependent ($1.1bn) Statistics • Significant sponsor support continues • Primarily focused on established growth companies with successful products and strong investor support, which provides greater flexibility • Tech & Innovation in total accounted for • Loan ACL / Loans: 1.89% • Bridge Bank (acquired in Jun-15) has a long-standing, successful track-record approximately $760 million of deposit growth in in national technology lending dated back to 2001 • Classified / Loans: 2.83% Q1 2021 • Holistic banking relationship (TM, WC / AR lines, etc.) provides line-of-sight • Since 2007, total warrant income >2x into business operations, performance against plan, and financial health cumulative NCOs CRE: Retail ($698mm) Statistics • Primarily focus on local services with limited merchandise strip retail exposure • Throughout 2020, WAL’s portfolio modestly • Loan ACL / Loans: 1.16% • National averages of rent collections for CRE Retail shopping center exceeded the national averages on rent tenants have increased from ~50% in May 2020 to ~90% in March 2021 collections • Classified / Loans: 1.24% • No destination mall exposure 11

Asset Quality

Classified Assets



$247
$298
$326
$224
$281
$150
$149
$171
$107
$163
$86
$140
$146
$115
$114
$11
$9
$9
$2
$4
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
OREO
Non-Performing Loans[1]
Classified Accruing Loans

Special Mention Loans



0.45%
1.58%
1.83%
1.67%
1.65%
$104
$396
$477
$451
$474
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Special Mention Loans
SM to Funded Loans

Asset Quality Ratios



0.85%
0.94%
0.98%
0.61%
0.65%
0.33%
0.47%
0.47%
0.32%
0.27%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Classified Assets to Total Assets
Non-Performing Loans + OREO to Total Assets

Dollars in millions

Q1 2021 Highlights

- At quarter end, Total Deferrals were $68.5MM (24bps of Total Loans); nearly all low LTV residential forbearances
- Total Classified Assets of $281 million (65bps to Total Assets) increased $57 million in Q1
  - Classified Assets rose due to remaining COVID impact to travel, leisure and entertainment sectors
  - Borrowers remain stable, liquid and supported
  - Non-Performing Loans + OREO of $118 million (27bps to Total Assets) an increase of $1 million in Q1
- Over last 5+ years, less than 1% of Special Mention loans have migrated to lossh

Western Alliance Bancorporation®

1) Includes HFS Loans.

12

Q1 2021 Highlights Credit Losses and ACL Ratios Allowance for Credit Losses Gross Charge-offs and Recoveries • Provision expense release of $32.4 million, driven by improved macroeconomic factors $6 Gross Charge Offs $7 $8.8 and loan growth in lower loss segments $44 $36 Recoveries $7 $37 $9 2 $3 $33 $5.7 • Total Loan ACL / Funded Loans $30 $5.7 decreased 20bps to 0.97% in Q1 as a result of provision expense release $311 $311 $279 $2.1 $247 $235 • Excluding PPP at 1.03% $0.1 • Q4-19 at 0.84% (prior to the ($0.2) adoption of CECL) ($0.7) ($0.6) Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 ($1.8) 1 Allowance for Loan & Lease Losses Unfunded Loan Commits. • Net Charge-Offs of $1.4 million, 2bps, ($3.3) HTM Securities compared to $3.9 million, 6bps, in Q4-20 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 • Estimated remaining average maturity of Loan ACL Adequacy Ratios loan portfolio is 2.5 years 142% 2.50% 120% 112% 112% 101% 1.37% 1.39% 1.50% 1.14% 1.17% 0.97% 0.50% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 2 Total Loan ACL /Non-Performing Loans + Classified Loans Total Loan ACL/Funded Loans Dollars in millions 1)Included as a component of other liabilities on the balance sheet. 2)Total Loan ACL includes allow ance for unfunded commitments. 13Q1 2021 Highlights Credit Losses and ACL Ratios Allowance for Credit Losses Gross Charge-offs and Recoveries • Provision expense release of $32.4 million, driven by improved macroeconomic factors $6 Gross Charge Offs $7 $8.8 and loan growth in lower loss segments $44 $36 Recoveries $7 $37 $9 2 $3 $33 $5.7 • Total Loan ACL / Funded Loans $30 $5.7 decreased 20bps to 0.97% in Q1 as a result of provision expense release $311 $311 $279 $2.1 $247 $235 • Excluding PPP at 1.03% $0.1 • Q4-19 at 0.84% (prior to the ($0.2) adoption of CECL) ($0.7) ($0.6) Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 ($1.8) 1 Allowance for Loan & Lease Losses Unfunded Loan Commits. • Net Charge-Offs of $1.4 million, 2bps, ($3.3) HTM Securities compared to $3.9 million, 6bps, in Q4-20 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 • Estimated remaining average maturity of Loan ACL Adequacy Ratios loan portfolio is 2.5 years 142% 2.50% 120% 112% 112% 101% 1.37% 1.39% 1.50% 1.14% 1.17% 0.97% 0.50% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 2 Total Loan ACL /Non-Performing Loans + Classified Loans Total Loan ACL/Funded Loans Dollars in millions 1)Included as a component of other liabilities on the balance sheet. 2)Total Loan ACL includes allow ance for unfunded commitments. 13

Five Quarter Deposit Growth and Composition

$13.6 Billion Year-Over-Year Growth

	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21
Total Deposits	$24.8	$27.5	$28.8	$31.9	$38.4
Qtr. Change	*+$2.0*	*+$2.7*	*+$1.3*	*+$3.1*	*+$6.5*



Non-Interest Bearing DDA
Interest Bearing DDA
Savings and MMDA
CDs
$2.4
9.6%
$9.0
36.2%
$3.5
14.4%
$9.9
39.8%
$2.0
$9.8
$3.5
$12.2
$1.7
$10.6
$3.5
$13.0
$1.7
$12.4
$4.4
$13.5
$1.7
4.4%
$15.3
39.8%
$3.9
10.1%
$17.5
45.7%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

Dollars in billions, unless otherwise indicated

Highlights

Quarter-over-quarter deposit growth of $6.5 billion driven by (in millions):	
Non-Interest-Bearing DDA	$4,080
Savings and MMDA	2,863
CDs	23
Offset by decrease in:	
Interest-Bearing DDA	(503)
Total	$6,463

Year-over-year deposit growth of $13.6 billion driven by (in millions):	
Non-Interest Bearing DDA	$7,656
Savings and MMDA	6,298
Interest-Bearing DDA	315
Offset by decrease in:	
CDs	(706)
Total	$13,563

Western Alliance Bancorporation®
14

Interest Rate Profile

Parallel Shift Rate Scenario



Net Interest Income
(1.6%)
0.0%
+6.1%
+17.1%
Down 100
Base
Up 100
Up 200

Interest Rate Ramp Scenario



Net Interest Income
(0.9%)
0.0%
+3.9%
+9.2%
Down 100
Base
Up 100
Up 200

Economic Value of Equity



Net Present Value
(7.3%)
0.0%
+4.3%
+8.8%
+14.7%
+19.8%
Down 100
Base
Up 100
Up 200
Up 300
Up 400

Dollars in millions

Highlights

- Asset sensitive balance sheet poised for net interest income expansion in rising rate environment
- Conservative ALCO approach favors prudent management over interest rate "bets"
- $13.4Bn, or 77%, of variable rate loans have floors
  - 97% of variable rate loans with floors are at floors
- Fixed rate loans are 34% of total loans
- Variable rate loans at floors, when combined with fixed rate and long-term adjustable rate loans, totals $24.1Bn
  - 84% of loan portfolio is acting as fixed rate
- AmeriHome acquisition provides complementary income profile during flat to downward rate environments

Western Alliance Bancorporation®
15

Diversified Investment Portfolio

Investment Type


Other AFS 1%
CRA 1%
Pref. stock 2%
Treasuries 0%
HTM 9%
Tax-exempt 17%
CLO 12%
Comm'l MBS 1%
Corp. debt 4%
Resi. MBS 29%
Priv. label resi. MBS 24%

Investment Rating


BB+ and below 1%
BBB+ to BBB- 4%
Unrated 10%
AAA 25%
A+ to A- 13%
AA+ to AA- 16%
AAA/ AA+ 31%

Highlights

- >80% of the portfolio is investment grade
  - Of that >50% is AAA/AA+ or better
- ~89% of the liquid portfolio is investment grade
  - Of that >55% is AAA/AA+ or better
- Low risk securities portfolio of ~$8 billion with majority of balance made up of MBS
  - 85% of securities portfolio is rated A- or better
- CLO portfolio A rated or better
  - Average rating of AA

Western Alliance Bancorporation®
16

AmeriHome Mortgage Company Acquisition

On April 7, 2021, WAL completed the acquisition of Aris Mortgage Holding Company, LLC, the parent company for AmeriHome Mortgage Company, LLC for total consideration of $1.2 billion in cash

Strategic Rationale

- Leading scale position in complementary national platform
  - 3rd largest correspondent mortgage producer delivers scalability, flexibility and consistent profitability
  - Purpose-built proprietary platform with tech-enabled, scalable, low-cost operating model
- Revenue diversification across economic cycles
  - Mortgage business provides natural macro offset to asset sensitivity to generate consistent growth across market cycles
  - Diversifies revenue mix and commercial-focused portfolio
- Strong cultural fit
  - WAL client for 4+ years with strong historical ties at the C-suite level
  - All 11 founders still with the company

Financial Rationale

- EPS accretion of over 30%[1]
- Projected incremental net income contribution of $159M and $234M in 2021 and 2022, respectively, drives capital accumulation
- Increases fee income ratio from 5% to >30%
- Anticipated TBVPS earnback within one year
- Significant funding synergies

Business Diversification



2022E Op. Rev.²
WAL Commercial
WAL Cons. Related
AmeriHome
29%
18%
53%
Rev Mix
NII
Fee Income
5%
95%
99%
1%
31%
69%
WAL
AMH
Pro Forma

Business Overview

- AmeriHome is a leading national multi-channel mortgage purchaser and servicer
  - 3rd largest correspondent mortgage acquirer with ~6% market share
  - Founded in 2013, licensed in 49 states
  - HQ in Thousand Oaks, CA with locations in Dallas and Irvine
- Geographically diversified B2B network and MSR portfolio
- Highly seasoned founder-led management team with ~27 years of average experience
  - Chief Executive Officer: Jim Furash (29 years of experience)
  - Chief Investment Officer: Josh Adler (25 years of experience)
- Growing Consumer direct channel protects MSR values through recapture and provides optionality for lead generation
- 724 approved correspondent sellers provide access to $635bn of LTM "looks," (representing ~19% of total market)

1) Excludes merger costs, build out costs, and other one-time transaction related expenses
2) WAL Commercial and Consumer Related operating revenue split excluding AMH impact (75% / 25%) based on gross loans breakdown for both businesses as of December 31, 2020, applied to 2022E consensus operating revenue as of February 2021

Western Alliance Bancorporation® 17

Capital Management

Q1 2021 Highlights



Leverage Ratio
10.2%
9.5%
9.3%
9.2%
8.8%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21



CET1 Ratio
10.0%
10.2%
10.0%
9.9%
10.3%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21



Total Risk Based Capital Ratio
12.3%
13.4%
13.0%
12.5%
12.6%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21



Tangible Common Equity / Tangible Assets
9.4%
8.9%
8.9%
8.6%
7.9%
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

- Conservative credit culture affords shareholder friendly capital management
- Significant profitability and capital retention fund organic growth
- Recent stock performance enhanced efficient and opportunistic capital raise
- Continued focus on regulatory capital ratios enables continued growth

1) Refer to slide 2 for further discussion of Non-GAAP financial measures

Western Alliance Bancorporation®
18

Conclusion Seasoned Leadership Team Diversified Business Model – Sustainable Across Market Cycles Diverse, High Quality Loan Portfolio Conservative Credit Culture – Superior Asset Quality Stable, Low-Cost Deposit Franchise Well Capitalized with Excess Liquidity 19Conclusion Seasoned Leadership Team Diversified Business Model – Sustainable Across Market Cycles Diverse, High Quality Loan Portfolio Conservative Credit Culture – Superior Asset Quality Stable, Low-Cost Deposit Franchise Well Capitalized with Excess Liquidity 19

AppendixAppendix

1st Quarter 2021 | Financial Highlights

Earnings & Profitability	Q1-21	Q4-20	Q1-20
Net Income	$192.5	$193.6	$83.9
Net Interest Income	$317.3	$314.8	$269.0
Pre Provision Net Revenue[1]	$202.0	$206.4	$153.6
EPS	$1.90	$1.93	$0.83
Net Interest Margin	3.37%	3.84%	4.22%
Efficiency Ratio[1]	39.1%	38.2%	42.9%
ROAA	1.93%	2.22%	1.22%
ROTCE[1]	24.2%	25.7%	12.2%
Balance Sheet & Capital			
Total Loans, Gross	$28,711	$27,053	$23,166
Total Deposits	$38,393	$31,931	$24,831
CET1 Ratio	10.3%	9.9%	10.0%
TCE Ratio[1]	7.9%	8.6%	9.4%
Tangible Book Value per Share[1]	$33.02	$30.90	$26.73
Asset Quality			
(Recovery of) Provision for Credit losses	$(32.4)	$(34.2)	$51.2
Net Charge-Offs (Recoveries)	$1.4	$3.9	$(3.2)
Net Charge-Offs (Recoveries)/Avg. Loans	0.02%	0.06%	(0.06)%
Total Loan ACL/Funded Loans	0.97%	1.17%	1.14%
NPAs[2]/Total Assets	0.27%	0.32%	0.33%

Dollars in millions, except EPS

Highlights

Net Income $192.5 million	**EPS** $1.90
PPNR[1] Growth Q1: $(4.4) million 31% YoY	**ROTCE[1]** 24.2%
Loan Growth Q1: $1.7 billion 24% YoY	**Deposit Growth** Q1: $6.5 billion 55% YoY
Tangible Book Value PER SHARE[1] $33.02 24% YoY	**NPAs[2]/ Total** 0.27%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Nonperforming assets includes nonaccrual loans and repossessed assets.

21

Consolidated Balance Sheet

	Q1-21	Q4-20	Q1-20
Investments & Cash	$13,235	$8,177	$4,771
Loans	$28,711 1	$27,053	$23,166
Allowance for Loan Losses	(247)	(279)	(235)
Other Assets	1,698	1,510	1,456
Total Assets	$43,397	$36,461	$29,158
Deposits	$38,393 2	$31,931	$24,831
Borrowings	$565	$570	$721
Other Liabilities	$726	$547	$606
Total Liabilities	$39,684	$33,048	$26,158
Shareholders' Equity	$3,713 3	$3,413	$3,000
Total Liabilities and Equity	$43,397	$36,461	$29,158
Tangible Book Value Per Share[1]	$33.02 4	$30.90	$26.73

Dollars in millions

Q1 2021 Highlights

1. Loans increased $1.7 billion, or 6.1%, over prior quarter and $5.5 billion, or 23.9%, over prior year

2. Deposits increased $6.5 billion, or 20.2%, over prior quarter and $13.6 billion, or 54.6%, over prior year

3. Shareholders' Equity increased $299 million over prior quarter and increased $713 million over prior year as Net Income growth was partially offset by share repurchases and dividends in 2020
   - During Q1-21, WAL completed a common stock offering of 2.3 million shares for an aggregate amount of $209 million

4. Tangible Book Value/Share[1] increased $2.12, or 6.9%, over prior quarter and $6.29, or 23.5%, over prior year

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

Western Alliance Bancorporation®

22

Quarterly Income Statement

	Q1-21	Q4-20	Q1-20
Interest Income	$334.1	$331.6	$307.2
Interest Expense	(16.8)	(16.8)	(38.2)
Net Interest Income	$317.3 1	$314.8	$269.0
Investment Related Income and Gains	$6.1 2	$11.1	$(7.5)
Other	13.6	12.7	12.6
Non-Interest Income	$19.7	$23.8	$5.1
Net Revenue	$337.0	$338.6	$274.1
Salaries and Employee Benefits	(83.7)	(83.1)	(72.1)
Deposit Costs	(6.3) 3	(4.5)	(7.3)
Gain (Loss) on OREO	0.3	0.2	1.4
Other	(45.3) 4	(44.8)	(42.5)
Non-Interest Expense	$ (135.0)	$ (132.2)	$ (120.5)
Pre-Provision Net Revenue[1]	$202.0 5	$206.4	$153.6
Recovery of (Provision for) Credit Losses	32.4 6	34.2	(51.2)
Pre-Tax Income	$234.4	$240.6	$102.4
Income Tax	(41.9)	(47.0)	(18.5)
Net Income	$192.5	$193.6	$83.9
Diluted Shares	101.4	100.4	101.7
Earnings Per Share	$1.90	$1.93	$0.83

Dollars in millions, except EPS

Q1 2021 Highlights

1. Net Interest Income increased $2.5 million, primarily as a result of loan growth, PPP loan fee recognition and lower interest costs
2. Investment Related Income and Gains consist of warrant income related to tech lending of $7.3 million in Q1, offset by FMV losses on equity securities
3. Deposit costs increased as lower rates were offset by higher average balances
4. Includes $0.4 million of merger expenses, which is expected to increase in Q2 as AmeriHome integration efforts progress
5. PPNR decreased $4.4 million, primarily as a result of an increase in expenses and reduced investment income and gains
6. Recovery of Credit Losses of $32.4 million as economic forecasts improved relative to December 31st and loan growth continued in segments with lower loss rates

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

23